                                                              Exhibit 11



                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post Effective Amendment No. 8 to Registration Statement No. 33-49554 of Landmark Institutional Trust of our reports each dated October 4, 1996 appearing in the annual report to shareholders for the year ended August 31, 1996 of Landmark Institutional U.S. Treasury Reserves (a series of Landmark Institutional Trust) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP


Boston, Massachusetts
December 17, 1996

                                                        Exhibit 11




                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No.8 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Institutional Trust of our report dated October 9, 1996, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1996 Annual Report of Landmark Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statement" in the Statement of Additional Information.




Price Waterhouse
Chartered Accountants
Toronto, Ontario
December 17, 1996

                                                         Exhibit 11



                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 8 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Institutional Trust of our report dated October 9,
1996, relating to the financial statements and financial highlights of Landmark Institutional Liquid Reserves, appearing in the August 31, 1996 Annual Report of Landmark Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
December 17, 1996